UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 12, 2025

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990
Former Name or Former Address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 12, 2025, Hydrofarm Holdings Group, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2025. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 12, 2025, the Company’s board of directors (the “Board”) approved the following changes to executive leadership effective as of December 1, 2025 (the “Effective Date”).
On November 12, 2025, B. John Lindeman tendered his resignation from his position as Chief Executive Officer and director of the Company to be effective on the Effective Date. Mr. Lindeman’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On the Effective Date, William Toler will assume the role of Chief Executive Officer. Mr. Toler, age 66, previously served as the Company’s Chief Executive Officer from January 1, 2019, until his appointment to the office of Executive Chairman of the Board in January 2025. Prior to joining Hydrofarm in 2019, Mr. Toler was the Chief Executive Officer of Hostess Brands, Inc. (Nasdaq: TWNK) (“Hostess”), a food and beverage company, from April 2014 to March 2018. Under his leadership, Hostess successfully re-established the iconic Hostess brand as a leader within the sweet baked goods category, returned the company to profitability and transitioned Hostess from a private to public company. Mr. Toler has over 35 years of executive leadership experience in supply chain management and consumer packaged goods, including previously having served as Chief Executive Officer of AdvancePierre Foods, from September 2008 to August 2013, and President of Pinnacle Foods. He has also held executive roles at Campbell Soup Company (NYSE: CPB), Nabisco, and Procter & Gamble (NYSE: PG). Mr. Toler served on the board of directors of Collier Creek Holdings from September 2018 to September 2020, Hostess Brands from May 2014 to March 2018, AdvancePierre Foods from 2008 to 2013 and Pinnacle Foods from 2007 to 2008. In addition, Mr. Toler has also served as a senior advisor at Oaktree Capital Management, an investment management firm, from September 2013 to April 2014. Mr. Toler holds a B.A. in Business Management and Economics from North Carolina State University.
In connection with his appointment as Chief Executive Officer, the Company entered into an employment agreement with Mr. Toler dated November 12, 2025 (the “Employment Agreement”), which sets forth the terms and conditions of Mr. Toler’s employment. Pursuant to the terms of the Employment Agreement, the Company will pay Mr. Toler a base salary of $275,000. Mr. Toler will be eligible to receive an annual performance bonus with a target of 100% of his base salary, based upon an assessment of his performance by the Board. Mr. Toler will also be eligible to participate in the Company’ standard employee benefits and receive reimbursement for reasonable business travel, entertainment or other expenses in accordance with the Company’s reimbursement policy in effect at the time. Mr. Toler is subject to certain restrictive covenants under the Employment Agreement including among other things, non-competition, non-solicitation, and non-disparagement provisions that apply during the term of Mr. Toler’s employment and for sixth months thereafter.
In the event of resignation without Good Reason, termination for Cause or termination by either party of his employment (each as defined in the Employment Agreement), Mr. Toler will receive (i) his base salary accrued through the last date of his employment; (ii) any unused vacation accrued through the last day of his employment; (iii) any unpaid annual bonus for the calendar immediately prior to the date of separation; and (iv) reimbursement for any unreimbursed business expense, subject to certain terms and conditions in the Employment Agreement (“Accured Amounts”). In the event of termination of his employment other than for Cause, his resignation for Good Reason, or termination due to the Company’s non-renewal of the Employment Agreement (each as defined in the Employment Agreement), provided such termination or resignation constitutes a Separation of Service (as defined under Treasury Regulation Section 1. 409A-1(h)), Mr. Toler will receive Accrued Amounts. Subject to the execution of a release of claims in favor of the Company and compliance with the restrictive covenants and other terms of the Employment Agreement, Mr. Toler will also receive (i) cash severance in an amount equal to one year of his base salary in effect as of the date of separation; (ii) reimbursement for the premium charged for Consolidated Budget Reconciliation Act of 1985 (COBRA) coverage until the earlier of the sixth month anniversary of the date of separation or the date he obtains alternative coverage; and (iii) accelerated vesting over the twelve month period following the separation of all unvested time-based awards of restricted stock units and stock options.
The foregoing description of the Employment Agreement is a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. Mr. Toler will no longer receive compensation for services as a director of the Company.
There are no arrangements or understanding between Mr. Toler and any other persons or entities with respect to their appointments, and there are no family relationships between Mr. Toler and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. Mr. Toler has not been involved in any related person transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.
On November 12, 2025, the Company provided an earnings presentation that will be made available on the investor relations section of the Company’s website at https://investors.hydrofarm.com/. The earnings presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing. Without limiting the generality of the foregoing, the text of the press release set forth under the heading entitled “Cautionary Note Regarding Forward-Looking Statements” is incorporated by reference into this Item 7.01.
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the Company’s estimated cash compensation savings and the transition of the Chief Executive Officer role, each as described above. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond the Company’s control, include risks described in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K filing made with the SEC on March 5, 2025, and the Company’s other Exchange Act filings. In addition, these forward-looking statements may be subject to risks and uncertainties related to the Company’s ability to effectively transition the Chief Executive Officer role and facilitate the continued succession of the Company’s leadership. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. The Company disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

10.1†*	Employment Agreement dated November 12, 2025 by and between Hydrofarm Holdings Group, Inc. and William Toler.
99.1	Press Release, dated November 12, 2025.
99.2	Earnings Presentation, dated November 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Identifies each management contract or compensatory plan or arrangement
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted information to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: November 12, 2025	By:	/s/ B. John Lindeman
		Name:	B. John Lindeman
		Title:	Chief Executive Officer
(Principal Executive Officer)